FLEXSHARES TRUST

FORM N-SAR

File No. 811-22555

Fiscal Year Ended October 31, 2014
Exhibits

EX-99.77B: Accountant’s report on internal control

[Obtain from Auditor and insert]

Sub-Item 77Q1: Exhibits.

EX-99.77Q1(a): Copies of any material amendments to the registrant’s charter or by-laws

(a)(1) Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of the Trust, as of December 12, 2013, is incorporated herein by reference to Exhibit (a)(4) in Registrant’s Post-Effective Amendment No. 47 filed with the Commission on June 13, 2014 (Accession No. 0001193125-14-308557).

(a)(2) Amended and Restated Schedule A to the Amended and Restated Agreement and Declaration of Trust of FlexShares Trust, as of May 14, 2014, is incorporated herein by reference to Exhibit (a)(4) in Registrant’s Post-Effective Amendment No. 44 filed with the Commission on May 16, 2014 (Accession No. 0001193125-14-202949).

(a)(3) Amended and Restated Schedule A to the Amended and Restated Agreement and Declaration of Trust of FlexShares Trust, as of August 13, 2014, is incorporated herein by reference to Exhibit (a)(5) in Registrant’s Post-Effective Amendment No. 48 filed with the Commission on August 20, 2014 (Accession No. 0001193125-14-315922).

EX-99.77Q1(e): Copies of any new or amended Registrant investment advisory contracts

(e)(1) Amended and Restated Appendix A to the Investment Advisory and Ancillary Services Agreement, dated June 19, 2014, by FlexShares Trust and Northern Trust Investment, Inc. is incorporated by reference to Exhibit (d)(3) in Registrant’s Post-Effective Amendment No. 47 filed with the Commission on June 13, 2014 (Accession No. 0001193125-14-308557).

(e)(2) Amended and Restated Appendix A to the Investment Advisory and Ancillary Services Agreement, dated September 25, 2014, by FlexShares Trust and Northern Trust Investment, Inc. is incorporated by reference to Exhibit (d)(4) in Registrant’s Post-Effective Amendment No. 50 filed with the Commission on November 3, 2014 (Accession No. 0001193125-14-392370).

(e)(3) Expense Reimbursement Agreement, dated July 22, 2014, by FlexShares Trust and Northern Trust Investment, Inc. is incorporated by reference to Exhibit (d)(9) in Registrant’s Post-Effective Amendment No. 47 filed with the Commission on June 13, 2014 (Accession No. 0001193125-14-308557).

(e)(4) Expense Reimbursement Agreement, dated October 13, 2014, by FlexShares Trust and Northern Trust Investment, Inc. is incorporated by reference to Exhibit (d)(9) in Registrant’s Post-Effective Amendment No. 50 filed with the Commission on November 3, 2014 (Accession No. 0001193125-14-392370).

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